UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
PEABODY ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
PEABODY ENERGY CORPORATION
To Be Held On:
May 3, 2011 at 10:00 A.M.
The Chase Park Plaza Hotel, 212 N. Kingshighway Blvd., St. Louis, Missouri 63108

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 19, 2011.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25749, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders and Proxy Statement
• Form of Electronic Proxy Card
• Annual Report to Shareholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:	2. Ratification of Appointment of Independent Registered Public Accounting Firm.

NOMINEES:	3. Advisory vote on executive compensation.
Gregory H. Boyce
William A. Coley	4. Advisory vote on the frequency of future advisory votes on executive compensation.
William E. James
Robert B. Karn III	5. Approval of Peabody’s 2011 Long-Term Equity Incentive Plan.
M. Frances Keeth
Henry E. Lentz Robert A. Malone William C. Rusnack John F. Turner Sandra A. Van Trease Alan H. Washkowitz	The Board recommends a vote FOR Items 1, 2, 3 and 5 and a vote FOR “2 Years” for Item 4.

Note: Such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please note that you cannot use this notice to vote by mail.